SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): AUGUST 9, 1995

                         SOUND ADVICE, INC.
       (Exact name of registrant as specified in its charter)

     FLORIDA                    0-15194                      59-1520531
(State or other         (Commission File Number)         (I.R.S. Employer
jurisdiction of                                         Identification No.)
incorporation)

    1901 TIGERTAIL BOULEVARD, DANIA, FLORIDA                    33004
    (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (305) 922-4434

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ITEM 5.   OTHER EVENTS.

          Sound Advice, Inc. (the "Registrant") has voluntarily agreed with the Securities and Exchange Commission ("SEC") to the entry of a cease and desist order by the SEC on August 9, 1995, concerning the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1991, and Quarterly Reports on Form 10-Q for the quarters ended September 30 and December 31, 1991. On August 9, 1995, the Registrant issued a press release describing such SEC order and related matters and developments.
A copy of such press release is annexed hereto as Exhibit "99.1" and incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following Exhibits are filed with this report:

          99.1.     Registrant's press release dated August 9, 1995.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Sound Advice, Inc.

Execution Date: August 9, 1995     By:/s/ Michael Blumberg
                                      ------------------------------
                                      Michael Blumberg, Senior
                                      Vice President

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